EXHIBIT 99.1
                                                                    ------------


                    CERTIFICATION OF CHIEF FINANCIAL OFFICER

     Pursuant to 18 U.S.C. Section 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of The Golden Cycle Gold Corporation (the "Company") hereby certifies, to such officer's knowledge, that:

     (i) the accompanying Quarterly Report on Form 10-Q of the Company for the quarterly period ended March 31, 2003 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

     (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                          /s/ R. Herbert Hampton
Dated:  May 19, 2003                      --------------------------------------
                                           R. Herbert Hampton
                                           President, C.E.O. and Treasurer
                                           (as both a duly authorized officer of
                                           Registrant and as principal financial
                                           officer of Registrant)